Burlington Industries Equity Inc.

                   Amended and Restated Equity Incentive Plan


1.       Purpose; Effective Date.
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                  (a) Purpose.  The  Burlington  Industries  Equity Inc.  Equity
Incentive Plan (the "Plan") is intended to provide an incentive to certain officers and key employees of Burlington Industries Equity Inc., a Delaware corporation (the "Company"), and its subsidiaries and affiliates to remain in the employ of the Company and its subsidiaries and affiliates and to increase their interest in the success of the Company by offering them an opportunity to obtain a proprietary interest in the Company through the grant of options ("Options") to purchase shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock"), through the grant or offering of restricted shares of Common Stock ("Restricted Shares"), and through the grant of deferred cash rights with a value based upon the change in the value of Common Stock ("Deferred Cash Rights").

                  (b) Effective Date. This amendment and restatement of the Plan shall, contingent upon the approval thereof by the holders of a majority of the outstanding shares of Common Stock of the Company, be effective as of the date immediately prior to the date on which the Company's Registration Statement on Form S-1 (Registration No. 33-45149) becomes effective (the "Effective Date").

2.       Definitions.
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As used in the Plan, the following terms shall be defined as follows:

                  "Agreement" means an agreement between the Company and a Participant pursuant to which an Award is granted or offered, as such agreement may be amended from time to time;

                  "Awards" means Options, Restricted Shares and Deferred Cash Rights;


                  "Beneficially Own" means to be a "beneficial owner" within the meaning of Rule 13d-3 Under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                  "Beneficiary" or "Beneficiaries" shall be defined as the person or persons designated by the Participant pursuant to the provisions of the Agreement to receive payments pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by the Participant or if no Beneficiary is living at the time a payment is due pursuant to such Agreement, payments shall be made to the estate of the Participant. The Agreement shall provide the Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee (as defined in Section 3(a) hereof) in accordance with such rules as may be specified by the Committee;

                  "BICI Plan" means the Burlington Industries Capital Inc. Equity Incentive Plan, adopted effective as of July 9, 1989, as amended, and terminated effective as of October 23, 1990.

                  Termination for "Cause" means a termination of employment with any of the Company or any of its subsidiaries or affiliates which, as determined by the Committee, is by reason of (i) the commission by the Participant of a felony or the perpetration by the Participant of a dishonest act, material misrepresentation or common law fraud against the Company or any subsidiary or affiliate thereof, (ii) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any subsidiary or affiliate thereof or (iii) the wilful failure or refusal of the Participant to substantially perform the material duties of his position with the Company or any of its subsidiaries or affiliates;

                  "Eligible Persons" means officers and key employees of the Company or any of its subsidiaries or affiliates;

                  "Legended Certificate" means a certificate evidencing a number of shares of Common Stock issued in connection with an Award and imprinted with a legend to indicate that, if the offer and sale of such shares have not been registered under the Securities Act of 1933, as amended(the "Securities Act"), such shares may be sold only pursuant to a registration statement under the Securities Act or an exemption from registration under the Securities Act that the Company has determined is available for such sale;

                  "Participants" means Eligible Persons to whom Awards have been sold or granted; and

                  "The Public Value" of a share of Common Stock on a given date shall be the closing price of a share of Common Stock on such date (or the most recent trading date if such given date is not a trading date) on the New York Stock Exchange, or in the event the Common Stock is not listed on such exchange, on such other national securities exchange or the NASDAQ/National Market System as may be designated by the Committee.

3.       Administration of the Plan.
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                  (a) Members of the Committee.  The Plan shall be  administered hereunder by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which shall consist of at least three individuals, a majority of whom shall not be employed by the Company or any of its subsidiaries or affiliates.

                  (b) Authority of the Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan.

                  (c)  Board   Authority.   Anything   herein  to  the  contrary
         notwithstanding, the Board shall be entitled to exercise any of the authority assigned to the Committee hereunder.

                  4. Number of Shares Subject to the Plan. Subject to adjustment under Section 8(a) and 8(b), a total of 2,043,005 shares of Common Stock are subject to the Plan.

                  5. Terms of Restricted Shares. The Restricted Shares granted or offered for sale under the Plan shall comply with the following terms and conditions:

                  (a) Vesting. Each Restricted Share shall vest immediately following the forfeiture and surrender of Restricted Shares described in Section 6(a) below. Notwithstanding the foregoing, Restricted Shares issued in exchange for previously granted awards as described in
         Section 11(b) shall vest in three substantially equal annual installments beginning one year following the date of grant.

                  (b) Delivery of Certificate. At the time of grant or sale of Restricted Shares to a Participant, a Legended Certificate evidencing the appropriate number of shares of Common Stock granted or sold to the Participant as Restricted Shares shall be issued in the Participant's name but shall be held by the Company for the account of the Participant until six months after the Effective date, at which time the Legended Certificate evidencing the such shares of shall be delivered to the participant.

                  (c) Stockholder Rights. The Participant shall have all rights of a stockholder as to the Restricted Shares, including the right to receive dividends and the right to vote upon all matters in accordance with the Company's Certificate of Incorporation, subject to the restrictions on transfer set forth in Section 5(e).

                  (d) Dividends and Distributions. Any shares of Common Stock received as a result of a stock distribution to holders of Restricted Shares or as a stock dividend on Restricted Shares shall be subject to the same restrictions as such Restricted Shares.

                  (e) Restrictions on Transfer. None of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of prior to the date which occurs six months and one day following the Effective Date, except in accordance with Section 11 of the Plan or by will or the laws of descent and distribution.

                  6. Terms of Options. The Options granted under the Plan shall comply with the following terms and conditions:

                  (a) Grant. On the Effective Date, each Participant who incurred a loan in connection with a prior grant of a Restricted Share shall unconditionally and irrevocably agree to forfeit and surrender to the Company, on the eight day after the Effective Date, a number of Restricted Shares having an aggregate tax basis equal to the outstanding principal amount of all such loans. Each such Participant shall receive one Option to purchase one share of Common Stock in exchange for each such Restricted Share so surrendered. Such forfeiture and surrender of Restricted Shares and grant of Options pursuant to this Section 6(a) shall be deemed to have occurred on the Effective Date.

                  (b) Exercise Price. The exercise price of each such Option shall be equal to the Participant's tax basis with respect to the Restricted Share surrendered in exchange therefor.

                  (c) Loan Forgiveness. On the Effective Date, the aggregate principal amount of such loans shall be forgiven by the Company.

                  (d)  Vesting;  Exercisability.  Each Option  shall vest on the
         Effective  Date  and  become   exercisable   six  months  and  one  day
         thereafter.

                  (e) Exercise. Upon the exercise of an Option and payment of the exercise price of such Option (in such form and in such manner as the Committee may approve), a Legended Certificate evidencing a share of Common Stock shall be delivered to the Participant.

                  (f) Duration of Options; Termination of Employment

                                   (i) Generally. Unless a Participant's employment with the Company shall have terminated, such Participant's Options shall expire on the tenth anniversary of the Effective Date.

                                   (ii) Termination by the Company for Cause. Notwithstanding subsection (f)(i), if a Participant's employment is terminated by the Company for Cause (as defined below), such Participant's Options shall expire on the earliest to occur of (A) the tenth anniversary of the Effective Date or (B) 90 days from such date of termination.

                                   (iii) Termination for Other Reasons. Notwithstanding subsection (f)(i), if a Participant's employment terminates for any reason other than a termination by the Company for Cause, such Participant's Options shall expire on the earliest to occur of (A) the tenth anniversary of the Effective Date or(B) the third anniversary of such termination.

                                   (iv) Definition of Cause.  As used herein,  a
                            termination for "Cause" means a termination of employment with any of the Company's subsidiaries or affiliates which, as determined by the Committee, is by reason of (i) the commission by the Participant of a felony or the perpetration by the Participant of a dishonest act, material misrepresentation or common law fraud against the Company or any subsidiary or affiliate thereof, (ii) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any subsidiary or affiliate thereof or
                            (iii)  the   wilful   failure   or  refusal  of  the
                            Participant to substantially perform the material duties of his position with any of the Company's subsidiaries or affiliates.

                  (g) Restriction on Transfer. Each Option granted hereunder shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.

                  (h) Stockholder Rights. A Participant shall have no rights as a stockholder with respect to any shares issuable upon exercise of an Option until a certificate or certificates evidencing such shares shall have been issued to such participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

                  7.       Terms of Deferred Cash Rights.
                           -----------------------------

                  (a) Grant. As of the Effective Date, each Participant who previously purchased restricted shares pursuant to the BICI Plan at a price of $37.80 per restricted share ("Capital Restricted Shares") shall be granted a number of Deferred Cash Rights that is equal to the number of such Capital Restricted Shares purchased by such Participant, divided by 1.5.

                  (b) Forfeiture. Notwithstanding anything herein to the contrary, each Participant shall forfeit any deferred Cash Right granted to him if his employment is terminated by the Company for Cause prior to January 1, 1995.

                  (c) Value. Each Deferred Cash Right shall entitle the holder thereof to receive from the Company an amount in cash equal to the amount, if any, by which $56.70 exceeds the greater of (i) the Public Value of a share of Common Stock on the Payment Date (as defined below) or (ii) the Public Value of a share of Common Stock on the eighth day after the Effective Date.

                  (d)  Payment  Date.  The  "Payment  Date" with  respect to any
         Deferred Cash Right shall be the earlier of the Participant's termination of employment for reasons other than a termination by the Company for Cause or January 1, 1995.

                  (e) Stockholder Rights. A Participant shall have no rights as a stockholder with respect to any Deferred Cash Right.

                  (f) Restrictions on Transfer. A Deferred Cash Right shall not be transferable by a participant other than by will or the laws of descent and distribution, and during the Participant's lifetime shall entitle only the Participant to payment thereunder.

                  8. Effect of Certain Corporate Changes and Changes in Control.
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                  (a)  Effect  of  Reorganization.  In the  event  that  (i) the
         Company is merged or consolidated with another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity, (iii) the Company is reorganized, dissolved or liquidated (each such event in (i), (ii) or (iii) being hereinafter referred to as a "Reorganization Event") or (iv) the Board shall propose that the Company enter into a Reorganization Event, then the Committee shall make such adjustments as it deems necessary or advisable in its sole discretion to provide each Participant with a benefit equivalent to that to which he would have been entitled had such event not occurred.

                  (b) Dilution and Other Adjustments. In the event of a stock dividend or split, the committee shall make any or all of the following adjustments necessary to provide each Participant with a benefit equivalent to that to which he would have been entitled had such event not occurred: (i) adjust the number of Awards, (ii) adjust the formula for valuing Deferred Cash Rights and (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

                  9.       Miscellaneous.
                           -------------

                  (a)  No  Rights  to  Grants  or   Continued   Employment.   No
         Participant shall have any claim or right to receive grants of Restricted Shares under the Plan. Neither the Plan nor any action taken or omitted to be taken hereunder shall be deemed to create or confer on any Participant any right to be retained in the employ of the Company or any subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any subsidiary or other affiliate thereof to terminate the employment of such Participant at any time.

                  (b) Right of Company to Assign Rights and Delegate Duties. Notwithstanding anything in the Plan to the contrary, the Company shall have the right to assign any of its rights and delegate any of its duties hereunder to such of its direct or indirect subsidiaries that have no less power, authority or ability than the Company to perform such delegated duties.

                  (c) Tax Withholding.  The Company and its  subsidiaries  shall have the right to require any individual entitled to receive shares of Common Stock or cash pursuant to an Award to remit to the Company, prior to the delivery of any certificates evidencing such shares, any amount sufficient to satisfy any Federal, state or local tax withholding requirements. Prior to the Company's determination of such withholding liability, such individual may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual. Such election may be denied by the Committee in its discretion, or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16(b) of the Securities Exchange Act of 1934, as amended.

                  (d) No  Restriction  on Right of Company  to Effect  Corporate
         Changes. The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  10. Amendment. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. Notwithstanding the foregoing, no termination or amendment of the Plan may, without the consent of the Participant to whom any Awards shall previously have been granted, adversely affect the rights of such Participant in such Awards; provided, however, that the Participant Committee (as hereinafter defined) shall have the authority to alter, amend, suspend, termination or waive any of the rights of the Participants under the Plan or any Agreement or any outstanding awards so long as such alteration, amendment, suspension, termination or waiver is uniformly applicable to all similarly situated Participants. As used herein, "Participant Committee" means the Chairman of the Board and Chief Executive Officer, Vice Chairman and Chief Financial Officer, General Counsel and Vice President, personnel and Public Relations, of Burlington Industries, Inc.

                  11.      Certain Exchanges of Awards.
                           ---------------------------

                  (a) Notwithstanding anything contained in the Plan or any Agreement to the contrary, if the Board determines in its discretion that such action is necessary or desirable, it may direct the Committee at any time and from time to time to cause Participants to sell, exchange, convert or exercise their outstanding Awards for Awards of a different form. It is the intention of the Board that such sales, exchanges, conversions or exercises shall not cause an acceleration of taxability to the Participants. Any such change to the form of Awards held by a Participant may be affected without such Participant's consent; provided, however, that any such exchange or similar transaction that adversely affects the rights of any Participant in any outstanding Award must be approved by the Participant Committee and must be uniformly applicable to all similarly situated Participants.

                  (b) Notwithstanding anything contained in the Plan (other than Section 4) or any Agreement to the contrary, the Board at any time may offer Participants the opportunity to exchange their outstanding Awards for Awards of a different form, and any shares returned to the Plan as a result of such exchange may be reissued as new grants and shall not be considered newly granted Awards for purposes of Section 12.

                  12. Termination. Subject to Sections 6(a), 7(a), 8(a), 8(b) and 11(b), with respect to further grants of Awards, the Plan has been terminated as of the Effective Date; provided, however, that the Plan shall continue in effect with respect to previously granted Awards until all such Awards vest and are exercised or paid.

                  13. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

                  13. Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the law of the State of New York.






As amended and restated April 26, 2000